Exhibit 99.1

Contact:	Investor Contact: Amedisys, Inc. David Castille Director, Treasury/Finance (225) 299-3391 david.castille@amedisys.com	Media Contact: Amedisys, Inc. Kendra Kimmons Managing Director, Marketing & Communications (225) 299-3720 kendra.kimmons@amedisys.com

AMEDISYS REPORTS FOURTH QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (March 12, 2014) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the fourth quarter and year ended December 31, 2013.

Three-Month Periods Ended December 31, 2013 and 2012

•	After adding back for the 2013 period, $9.6 million ($5.9 million, net of income tax) or $0.19 per diluted share for certain items* and after adding back for the 2012 period $151.0 million ($112.5 million, net of income tax) or $3.71 per diluted share for the goodwill and other intangibles impairment charge and certain other items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $303.5 million compared to $351.6 million in 2012, a decrease of $48.1 million or 13.7%.

•	Net loss from continuing operations attributable to Amedisys, Inc. of $2.2 million compared to net income from continuing operations of $6.3 million in 2012, a decrease of 135.5%. (Net loss from continuing operations attributable to Amedisys, Inc. of $8.2 million compared to $106.2 million in 2012 on a GAAP basis.)

•	Net loss from continuing operations attributable to Amedisys, Inc. per diluted share of $0.07 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.21 per diluted share in 2012, a decrease of 133.3%. (Net loss from continuing operations attributable to Amedisys, Inc. per diluted share $0.26 compared to $3.50 per diluted share in 2012 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $6.8 million compared to $21.6 million in 2012, a decrease of 68.7%.

Twelve-Month Periods Ended December 31, 2013 and 2012

•	After adding back for the 2013 period $158.2 million ($98.3 million, net of income tax) or $3.14 per diluted share for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items* and after adding back for the 2012 period $148.6 million ($110.1 million, net of income tax) or $3.67 per diluted share for the goodwill and other intangibles impairment charge and certain other items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $1,249.3 million compared to $1,440.8 million in 2012, a decrease of $191.5 million or 13.3%.

•	Net income from continuing operations attributable to Amedisys, Inc., of $5.2 million compared to $29.8 million in 2012, a decrease of 82.5%. (Net loss from continuing operations attributable to Amedisys, Inc. of $93.1 million compared to $80.3 million in 2012 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.16 compared to $0.99 per diluted share in 2012, a decrease of 83.8%. (Net loss from continuing operations attributable to Amedisys, Inc. per diluted share $2.98 compared to $2.68 per diluted share in 2012 on a GAAP basis.)

•	EBITDA of $48.9 million compared to $97.3 million in 2012, a decrease of 49.7%.

Ronald A. LaBorde, Interim Chief Executive Officer stated, “While volumes were flat sequentially, our results for the quarter were below the guidance previously shared by the Company. An unexpected increase in employee healthcare costs contributed to the lower results.”

*	See pages 10 & 11 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate in the conference call, please call a few minutes before 10:00 a.m. ET on Wednesday, March 12, 2014, to either (877) 512-9171 (Toll free) or (815) 573-0979 (Toll), use conference ID #40243209. A replay of the conference call will be available through March 19, 2014. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll), use conference ID #40243209.

The call will also be available through our website and for seven days thereafter at the following web address: http://investors.amedisys.com.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, our ability to divest care centers currently held for sale, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to agree on the terms of a settlement to resolve both the U.S. Department of Justice investigation and the Stark Law Self-Referral matter or fund required settlement payments in the manner currently contemplated and changes in law or developments with respect to any litigation or investigations relating the Company, including the SEC investigation, the OIG Self-Disclosure issues and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*, adjusted net (loss) income from continuing operations attributable to Amedisys, Inc., defined as net loss from continuing operations attributable to Amedisys, Inc. excluding the accrual for the U.S. Department of

Justice settlement, proceeds from our D&O insurance and certain other items*, and adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net loss from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	As of December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$17,303	$14,545
Patient accounts receivable, net of allowance for doubtful accounts of $14,231 and $20,994	111,133	169,172
Prepaid expenses	10,669	10,631
Deferred income taxes	55,329	—
Other current assets	10,785	11,440
Assets held for sale	60	—

Total current assets	205,279	205,788

Property and equipment, net of accumulated depreciation of $129,891, and $113,154	159,025	156,709
Goodwill	208,915	209,594
Intangible assets, net of accumulated amortization of $25,133 and $23,457	36,690	47,050
Deferred income taxes	90,214	92,804
Other assets, net	26,283	18,650

Total assets	$726,406	$730,595

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$20,139	$29,175
Accrued charge related to U.S. Department of Justice settlement	150,000	—
Payroll and employee benefits	70,801	79,341
Accrued expenses	57,572	54,855
Current portion of long-term obligations	13,904	35,807
Current portion of deferred income taxes	—	5,609

Total current liabilities	312,416	204,787
Long-term obligations, less current portion	33,000	66,904
Other long-term obligations	8,511	4,671

Total liabilities	353,927	276,362

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 33,413,970 and 31,876,508 shares issued; and 32,538,971 and 31,086,619 shares outstanding	33	32
Additional paid-in capital	467,890	450,792
Treasury stock at cost, 874,999 and 789,889 shares of common stock	(18,176)	(17,116)
Accumulated other comprehensive income	15	15
Retained earnings	(77,561)	18,617

Total Amedisys, Inc. stockholders’ equity	372,201	452,340
Noncontrolling interests	278	1,893

Total equity	372,479	454,233

Total liabilities and equity	$726,406	$730,595

Statement of Operations Information

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2013	2012	2013	2012
Net service revenue	$303,497	$351,586	$1,249,344	$1,440,836
Cost of service, excluding depreciation and amortization	179,336	198,899	717,996	810,704
General and administrative expenses:
Salaries and benefits	73,806	81,337	302,564	327,111
Non-cash compensation	1,586	1,152	6,519	7,217
Other	41,457	46,921	164,991	182,345
Provision for doubtful accounts	3,445	5,291	15,882	21,011
Depreciation and amortization	8,565	9,845	36,871	39,200
U.S. Department of Justice settlement	—	—	150,000	—
Goodwill and other intangibles impairment charge	5,664	162,103	9,492	162,103

Operating expenses	313,859	505,548	1,404,315	1,549,691

Operating loss	(10,362)	(153,962)	(154,971)	(108,855)
Other (expense) income:
Interest income	14	13	54	65
Interest expense	(1,934)	(6,095)	(4,412)	(12,116)
Equity in earnings from equity investments	466	604	1,520	1,695
Miscellaneous, net	(1,740)	3,635	4,334	3,934

Total other (expense) income, net	(3,194)	(1,843)	1,496	(6,422)

Loss before income taxes	(13,556)	(155,805)	(153,475)	(115,277)
Income tax benefit	5,038	34,400	58,773	20,020

Loss from continuing operations	(8,518)	(121,405)	(94,702)	(95,257)
Discontinued operations, net of tax	(1,459)	(602)	(3,073)	(3,326)

Net loss	(9,977)	(122,007)	(97,775)	(98,583)
Net loss attributable to noncontrolling interests	349	15,195	1,597	14,995

Net loss attributable to Amedisys, Inc.	$(9,628)	$(106,812)	$(96,178)	$(83,588)

Basic and diluted earnings per common share:
Loss from continuing operations attributable to Amedisys, Inc. common stockholders	$(0.26)	$(3.50)	$(2.98)	$(2.68)
Discontinued operations, net of tax	(0.04)	(0.02)	(0.10)	(0.11)

Loss attributable to Amedisys, Inc. common stockholders	$(0.30)	$(3.52)	$(3.08)	$(2.79)

Weighted average shares outstanding	31,685	30,358	31,247	29,896

Amounts attributable to Amedisys, Inc. common stockholders:
Loss from continuing operations	$(8,169)	$(106,210)	$(93,105)	$(80,262)
Discontinued operations, net of tax	(1,459)	(602)	(3,073)	(3,326)

Net loss	$(9,628)	$(106,812)	$(96,178)	$(83,588)

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2013	2012	2013	2012
Net cash provided by operating activities	$8,401	$15,628	$102,263	$69,494
Net cash used in investing activities	(11,002)	(19,744)	(46,458)	(59,993)
Net cash used in financing activities	(23,722)	(20,445)	(53,047)	(42,960)

Net (decrease) increase in cash and cash equivalents	(26,323)	(24,561)	2,758	(33,459)
Cash and cash equivalents at beginning of period	43,626	39,106	14,545	48,004

Cash and cash equivalents at end of period	$17,303	$14,545	$17,303	$14,545

Days revenue outstanding, net (1)			32.1	41.5

(1)	Our calculation of days revenue outstanding, net at December 31, 2013 and 2012 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended December 31, 2013 and 2012, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended				For the Year Ended December 31, 2013
	March 31, 2013	June 30, 2013	September 30, 2013	December 31. 2013
Financial Information (in millions):
Medicare	$212.6	$204.6	$193.5	$193.1	$803.8
Non-Medicare	49.4	45.9	43.3	45.3	183.9

Net service revenue	262.0	250.5	236.8	238.4	987.7
Cost of service	150.4	143.3	140.8	144.4	578.9

Gross margin	111.6	107.2	96.0	94.0	408.8
Other operating expenses	84.8	81.6	79.5	79.4	325.3

Operating income before impairment (1)	$26.8	$25.6	$16.5	$14.6	$83.5

Key Statistical Data:
Medicare:
Same Store Volume (2)
Revenue	(8)%	(10)%	(12)%	(11)%	(10)%
Admissions	2%	0%	(1)%	(1)%	0%
Recertifications	(17)%	(18)%	(21)%	(16)%	(18)%
Total (3):
Admissions	50,007	47,734	45,420	45,405	188,566
Recertifications	28,687	27,493	26,119	25,609	107,908
Completed Episodes	75,884	75,461	70,401	69,034	290,780
Visits	1,370,884	1,323,138	1,253,329	1,230,625	5,177,976
Average revenue per completed episode (4)	$2,778	$2,831	$2,822	$2,840	$2,817
Visits per completed episode (5)	17.5	17.7	17.3	17.5	17.5

Non-Medicare (3):
Admissions	21,586	18,235	17,832	18,898	76,551
Recertifications	8,200	7,532	7,262	7,310	30,304
Visits	422,357	380,502	358,819	370,103	1,531,781

Total (3):
Cost per Visit	$83.89	$84.09	$87.31	$90.21	$86.27
Visits	1,793,241	1,703,640	1,612,148	1,600,728	6,709,757

	For the Three-Month Periods Ended				For the Year Ended December 31, 2012
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Financial Information (in millions):
Medicare	$233.1	$231.3	$226.9	$224.0	$915.3
Non-Medicare	56.8	61.5	62.9	55.6	236.8

Net service revenue	289.9	292.8	289.8	279.6	1,152.1
Cost of service	164.5	166.6	168.5	161.8	661.4

Gross margin	125.4	126.2	121.3	117.8	490.7
Other operating expenses	92.7	89.4	90.0	89.8	361.9

Operating income before impairment (1)	$32.7	$36.8	$31.3	$28.0	$128.8

Key Statistical Data:
Medicare:
Same Store Volume (2)
Revenue	(8)%	(9)%	(5)%	(7)%	(7)%
Admissions	(2)%	2%	1%	1%	0%
Recertifications	(5)%	(7)%	(6)%	(12)%	(8)%
Total (3):
Admissions	49,044	48,351	47,347	47,633	192,375
Recertifications	34,611	34,204	34,048	31,652	134,515
Completed Episodes	79,115	80,320	78,691	79,220	317,346
Visits	1,566,514	1,560,587	1,513,255	1,435,814	6,076,170
Average revenue per completed episode (4)	$2,876	$2,883	$2,863	$2,845	$2,867
Visits per completed episode (5)	18.7	19.1	18.9	18.4	18.8

Non-Medicare (3):
Admissions	22,357	23,103	23,416	21,141	90,017
Recertifications	9,509	10,493	11,253	10,013	41,268
Visits	488,223	525,325	534,242	463,894	2,011,684

Total (3):
Cost per Visit	$80.04	$79.88	$82.31	$85.17	$81.78
Visits	2,054,737	2,085,912	2,047,497	1,899,708	8,087,854

(1)	Operating income of $9.9 million and $75.0 million on a GAAP basis for the quarter and year ended December 31, 2013, respectively. Operating loss of $133.5 million and $32.8 million for the quarter and the year ended December 31, 2012, respectively.
(2)	Medicare revenue, admissions or recertifications growth is the percent increase (decrease) in our Medicare revenue, admissions or recertifications for the period as a percent of the Medicare revenue, admissions or recertifications of the prior period.
(3)	Based on continuing operations for all periods presented.
(4)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care excluding the impact of sequestration.
(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended				For the Year Ended December 31, 2013
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Financial Information (in millions):
Medicare	$62.8	61.6	$60.6	$61.4	$246.4
Non-Medicare	3.8	3.8	3.9	3.7	15.2

Net service revenue	66.6	65.4	64.5	65.1	261.6
Cost of service	35.2	34.5	34.5	34.9	139.1

Gross margin	31.4	30.9	30.0	30.2	122.5
Other operating expenses	19.7	18.1	17.8	16.9	72.5

Operating income before impairment (1)	$11.7	12.8	$12.2	$13.3	$50.0

Key Statistical Data:
Same store Medicare revenue growth (2)	(5)%	(12)%	(13)%	(8)%	(9)%
Hospice admits	4,957	4,655	4,352	4,371	18,335
Average daily census	5,071	5,006	4,917	4,866	4,964
Revenue per day	$145.98	143.61	$142.52	$145.60	$144.43
Cost of service per day	$77.04	75.34	$75.79	$77.63	$76.45
Average length of stay	103	99	98	98	100

	For the Three-Month Periods Ended				For the Year Ended December 31, 2012
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Financial Information (in millions):
Medicare	$65.1	$69.6	$70.2	$67.8	$272.7
Non-Medicare	4.1	3.9	3.9	4.1	16.0

Net service revenue	69.2	73.5	74.1	71.9	288.7
Cost of service	36.3	37.8	38.1	37.1	149.3

Gross margin	32.9	35.7	36.0	34.8	139.4
Other operating expenses	17.6	18.9	20.2	20.5	77.2

Operating income before impairment (1)	$15.3	$16.8	$15.8	$14.3	$62.2

Key Statistical Data:
Same store Medicare revenue growth (2)	17%	22%	13%	3%	13%
Hospice admits	4,854	4,849	4,667	4,629	18,999
Average daily census	5,171	5,478	5,592	5,381	5,406
Revenue per day	$147.05	$147.31	$144.10	$145.24	$145.89
Cost of service per day	$77.00	$75.68	$73.97	$74.85	$75.34
Average length of stay	92	95	102	106	99

(1)	Operating income of $12.2 million and $49.0 million on a GAAP basis for the quarter and year ended December 31, 2013, respectively. Operating income of $13.8 million and $61.7 million on a GAAP basis for the quarter and year ended December 31, 2012, respectively.
(2)	Same store Medicare revenue growth is the percent increase in our Medicare revenue for the period as a percent of the Medicare revenue of the period.

Supplemental Information – Corporate
	For the Three-Month Periods Ended				For the Year Ended December 31, 2013
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Financial Information (in millions):
Depreciation and amortization	$6.7	$6.2	$6.0	$5.6	$24.5
U.S. Department of Justice settlement	—	—	150.0	—	150.0
Other operating expenses	26.4	25.8	25.4	26.9	104.5

Operating loss	$(33.1)	$(32.0)	$(181.4)	$(32.5)	$(279.0)

	For the Three-Month Periods Ended				For the Year Ended December 31, 2012
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Financial Information (in millions):
Depreciation and amortization	$6.2	$6.0	$5.8	$6.5	$24.5
Other operating expenses	28.1	31.6	25.8	27.8	113.3

Operating loss	$(34.3)	$(37.6)	$(31.6)	$(34.3)	$(137.8)

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2013	2012	2013	2012
Net loss attributable to Amedisys, Inc.	$(9,628)	$(106,812)	$(96,178)	$(83,588)
Less:
Discontinued operations, net of tax	(1,459)	(602)	(3,073)	(3,326)

Net loss from continuing operations attributable to Amedisys, Inc.	(8,169)	(106,210)	(93,105)	(80,262)
Add:
Provision for income taxes	(5,038)	(34,400)	(58,773)	(20,020)
Interest expense, net	1,920	6,082	4,358	12,051
Depreciation and amortization	8,565	9,845	36,871	39,200

EBITDA (1)	(2,722)	(124,683)	(110,649)	(49,031)
Add:
Certain items (2)	9,626	151,013	158,177	148,609
Debt fees (2)	(118)	(4,681)	(118)	(4,681)
Tax adjustments (2)	—	—	1,534	2,404

Adjusted EBITDA (GUIDANCE BASIS) (3)	6,786	21,649	48,944	97,301
Add:
Legal fees	862	2,404	5,431	8,494

Adjusted EBITDA (3)	$7,648	$24,053	$54,375	$105,795

Adjusted Net (Loss) Income From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2013	2012	2013	2012
Net loss attributable to Amedisys, Inc.	$(9,628)	$(106,812)	$(96,178)	$(83,588)
Less:
Discontinued Operations, net of tax	(1,459)	(602)	(3,073)	(3,326)

Net loss from continuing operations attributable to Amedisys, Inc.	(8,169)	(106,210)	(93,105)	(80,262)
Add:
Certain items (2)	5,930	112,511	98,326	110,075

Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. (GUIDANCE BASIS) (4)	(2,239)	6,301	5,221	29,813
Add:
Legal fees	531	1,433	3,345	4,990

Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. (4)	$(1,708)	$7,734	$8,566	$34,803

Adjusted Net (Loss) Income From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2013	2012	2013	2012
Net loss attributable to Amedisys, Inc. common stockholders per diluted share	$(0.30)	$(3.52)	$(3.08)	$(2.79)
Less:
Discontinued operations, net of tax	(0.04)	(0.02)	(0.10)	(0.11)

Net loss from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	(0.26)	(3.50)	(2.98)	(2.68)
Add:
Certain items (2)	0.19	3.71	3.14	3.67

Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (GUIDANCE BASIS) (5)	(0.07)	0.21	0.16	0.99
Add:
Legal fees	0.02	0.04	0.11	0.16

Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$(0.05)	$0.25	$0.27	$1.15

(1)	EBITDA is defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	The following details the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items for the three-months and years ended December 31, 2013 and 2012:

	For the Three-Month Period Ended December 31, 2013			For the Year Ended December 31, 2013
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
U.S. Department of Justice settlement	$—	—	—	$150,000	93,878	3.00
Goodwill and other intangibles impairment charge	5,664	3,489	0.11	9,492	5,847	0.18
D&O proceeds	—	—	—	(5,530)	(3,406)	(0.11)
Exit activity costs	2,313	1,425	0.05	3,882	2,391	0.08
Gain on sale of care centers	—	—	—	(779)	(480)	(0.01)
Debt costs	966	595	0.02	966	595	0.02
Tax adjustment	—	—	—	(1,534)	(1,534)	(0.05)
OIG self-disclosure	—	—	—	997	614	0.02
Sale of airplane	683	421	0.01	683	421	0.01

Total	$9,626	$5,930	$0.19	$158,177	$98,326	$3.14

	For the Three-Month Period Ended December 31, 2012			For the Year Ended December 31, 2012
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Goodwill and other intangibles impairment charge	$162,103	125,130	4.12	162,103	125,130	4.17
Non-controlling interests portion of impairment charges	(14,874)	(14,874)	(0.49)	(14,874)	(14,874)	(0.50)
Exit activities related to continuing operations	2,707	1,613	0.05	2,707	1,590	0.05
Debt Costs	4,681	2,790	0.09	4,681	2,750	0.09
Lawsuit settlement	(3,604)	(2,148)	(0.06)	(3,604)	(2,117)	(0.06)
Tax adjustment	—	—	—	(2,404)	(2,404)	(0.08)

Total	$151,013	$112,511	$3.71	$148,609	$110,075	$3.67

(3)	Adjusted EBITDA is defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. is defined as net loss from continuing operations attributable to Amedisys, Inc. excluding the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*. Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted loss from continuing operations per share excluding the earnings per share effect of the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*. Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.